EXHIBIT 10.1

[GRAPHIC OMITTED]

BGS (Southwest Florida), Inc.
1660 Trade Center Way
Naples, Florida  34109

Dear Mr. Mylla:

         This letter confirms our understanding regarding the management services that BGS (Soutwest Florida) Inc. ("BGS") has agreed to provide to whOOdoo.com, inc. ("whOOdoo"). BGS agrees to manage the operations of whOOdoo and WhOOdoo agrees to pay to BGS $49,200 per month (the "Base Fee") for a term of 12 months. The Base Fee shall be adjusted to include an additional fee (the "Acievement Bonus") based upon the number of impressions to the whOOdoo.com websites in any calendar month ("Impressions Per Month"). Once an Impressions Per Month threshold is achieved, the Achievement Bonus shall be added to the Base Fee whether or not that same threshold is again achieved in any following month. In order to receive an additional Achievement Bonus, the next higher Impressions Per Month threshold must be achieved. The Achievement Bonus is calculated as follows:

IMPRESSIONS PER MONTH                                    ACHIEVEMENT BONUS
Between 1,000,000 and 1,999,999                          $4,200
Between 2,000,000 and 2,999,999                          an additional $3,806
Between 3,000,000 and 3,999,999                          an additional $2,562
Between 4,000,000 and above                              an additional $2,230

         This letter agreement represents to complete and total understanding between the parties. Any other contracts or understandings whether express, implies, written or oral are hereby superceded and merged into this agreement.

         Please confirm your agreement to the above terms by signing in the place indicated below.

                                               Respectfully,


                                               Brian Leith, Vice President

August __, 1999              BGS (Southwest Florida) Inc.


                           By:
                              --------------------------------------------------
                               Paulo Mylla, President

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